UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 23, 2006

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Text

This amendment to the Current Report on Form 8-K of MarkWest Energy Partners, L.P. (the “Partnership”) filed on June 23, 2006, is being filed solely for purposes of correcting an error in reporting the contact information provided for the joint book-running managers for the offering included in the press release furnished as Exhibit 99.1. The corrected press release is furnished as Exhibit 99.1 to this Current Report on 8-K/A.

ITEM 7.01. Regulation FD Disclosure

On June 23, 2006, MarkWest Energy Partners, L.P. (the “Partnership”) issued a press release announcing its commencement of a public offering of 3,000,000 common units representing limited partner interests. The Partnership intends to use the net proceeds from the offering of approximately $124.9 million, including a capital contribution from its general partner to maintain its 2% general partner interest in the Partnership and less underwriting discounts and estimated offering expenses, to repay debt under its secured bank credit facility. The Partnership intends to grant the underwriters a 30-day option to purchase a maximum of 450,000 additional common units to cover over-allotments, if any.  A copy of the Partnership’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes to be offered will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Corrected press release dated June 23, 2006, announcing a public offering of common units.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: June 23, 2006	By:	/s/ NANCY K. MASTEN
Nancy K. Masten, Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Corrected press release dated June 23, 2006, announcing a public offering of common units.